UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2018, Farmland Partners Inc. (the “Company”) and Farmland Partners Operating Partnership, LP entered into a separation agreement (the “Separation Agreement”) with Robert L. Cowan, the Company’s President. Pursuant to the Separation Agreement, Mr. Cowan will retire from his role as President of the Company effective May 31, 2018 (the “Effective Date”). Mr. Cowan’s decision to retire is due to his desire to pursue other interests outside the U.S. and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Cowan will serve as an advisor to the Company for one year following the Effective Date. Pursuant to the terms of the Separation Agreement, the restricted shares of common stock granted to Mr. Cowan under the Farmland Partners Inc. Second Amended and Restated 2014 Equity Incentive Plan will continue to vest as scheduled.

Mr. Cowan’s Separation Agreement acknowledges that he is subject to certain continuing obligations and restrictions, including with respect to confidentiality, non-competition, non-solicitation and non-disparagement.

In addition, the Board of Directors of the Company (the “Board”) has appointed Paul A. Pittman, the Company’s Executive Chairman and Chief Executive Officer, as President of the Company beginning on the Effective Date.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Separation Agreement by and between Farmland Partners Inc., Farmland Partners Operating Partnership, LP and Robert L. Cowan, dated as of April 10, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

April 13, 2018	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

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